                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Discovery Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.82%	27.07%	2.56%	11.15%
Class B	20.87%	26.08%	1.74%	10.24%
Class C	20.86%	26.09%	1.77%	10.29%
S&P/Citigroup World Equity EMI+	20.21%	26.11%	9.26%	9.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/05	$ 36.46	$ 34.17	$ 34.30
10/31/04	$ 29.93	$ 28.27	$ 28.38
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	36	33
3-Year	6	of	36	17
5-Year	8	of	17	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Discovery Fund — Class A [] S&P/Citigroup World Equity EMI+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,481	$19,338	$10,697	$27,131
	Average annual total return	14.81%	24.59%	1.36%	10.50%
Class B	Growth of $10,000	$11,787	$19,841	$10,800	$26,501
	Average annual total return	17.87%	25.66%	1.55%	10.24%
Class C	Growth of $10,000	$12,086	$20,047	$10,917	$26,620
	Average annual total return	20.86%	26.09%	1.77%	10.29%
S&P/Citigroup World Equity EMI+	Growth of $10,000	$12,021	$20,057	$15,568	$25,852
	Average annual total return	20.21%	26.11%	9.26%	9.96%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on March 1, 2001 are derived from historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Global Discovery Fund	1-Year	3-Year	5-Year	10-Year
Class S	22.25%	27.41%	2.86%	11.47%
Class AARP	22.11%	27.38%	2.85%	11.47%
S&P/Citigroup World Equity EMI+	20.21%	26.11%	9.26%	9.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 37.27	$ 37.30
10/31/04	$ 30.56	$ 30.55
Distribution Information: Twelve Months: Income dividends as of 10/31/05	$ .032	$ .032

Growth of an Assumed $10,000 Investment
[] Scudder Global Discovery Fund — Class S [] S&P/Citigroup World Equity EMI+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,225	$20,684	$11,513	$29,628
	Average annual total return	22.25%	27.41%	2.86%	11.47%
Class AARP	Growth of $10,000	$12,211	$20,667	$11,509	$29,616
	Average annual total return	22.11%	27.38%	2.85%	11.47%
S&P/Citigroup World Equity EMI+	Growth of $10,000	$12,021	$20,057	$15,568	$25,852
	Average annual total return	20.21%	26.11%	9.26%	9.96%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	36	28
3-Year	2	of	36	6
5-Year	7	of	17	39
10-Year	1	of	7	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and AARP shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,092.90	$ 1,088.60	$ 1,088.90	$ 1,093.90	$ 1,094.80
Expenses Paid per $1,000*	$ 9.23	$ 13.16	$ 13.16	$ 7.97	$ 7.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,016.38	$ 1,012.60	$ 1,012.60	$ 1,017.59	$ 1,018.10
Expenses Paid per $1,000*	$ 8.89	$ 12.68	$ 12.68	$ 7.68	$ 7.17

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Global Discovery Fund	1.75%	2.50%	2.50%	1.51%	1.41%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Global Discovery Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Discovery Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joseph Axtell, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 2001 and the fund in 2002.

Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

Director, International Research at PCM International (1989-1996).

Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

Analyst at Prudential-Bache Capital Funding in London (1987-1988).

Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

BS, Carlson School of Management, University of Minnesota.

Terrence S. Gray, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Portfolio manager for global emerging market funds and other international products.

Previously, head of the Pacific Basin portfolio selection team and served as an Asian country and sector analyst before joining the Emerging Markets team.

BS, Boston College.

In the following interview, Co-Manager Joseph Axtell discusses Scudder Global Discovery Fund's strategy and the market environment for the 12-month period ended October 31, 2005.

Q:  How did the fund perform during the annual reporting period?

A:  The past year brought a favorable backdrop for the fund. Small-cap stocks once again outperformed large-caps as investors were attracted to the higher earnings growth of companies in the asset class. In addition, foreign stocks provided superior returns compared to US equities, which was also favorable given the portfolio's overweight in the overseas markets versus the United States. With this as background, we are pleased to report that the total return of the fund's Class A shares for the 12 months ended October 31, 2005, was 21.82% (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.)

In comparison, the return of the fund's benchmark, the S&P/Citigroup World Equity Extended Market Index, was 20.21%, and the average return of the 36 funds in its Lipper peer group, Global Small/Mid-Cap Growth Funds, was 20.59%.1 The fund's A shares have also outperformed the peer group over the three- and five-year periods. For the 10-year period, the fund's oldest share class, its S shares, is first in the category with an average annualized return of 11.47%, compared with 8.66% for the peer group.

1 The Lipper Global Small/Mid-Cap Growth category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P/Citigroup World Broad Market Index. It is not possible to invest directly into a Lipper category.

Past performance is of course no guarantee of future results. However, we believe the fund's record of consistent outperformance is the result of our disciplined investment process. We employ intensive individual company research to construct a portfolio of about 100 stocks that we believe represent the best investments within the global-small cap universe. In an asset class that consists of numerous stocks that are not heavily followed by the global investment community, we believe our bottom-up approach has added significant value over time.

Q:  What factors helped fund performance?

A:  The most important factor in the fund's outperformance was our individual stock selection. Our position in Anglo Irish Bank Corp., PLC was one of the top individual contributors to performance with a total return of 45% during the year. The largest holding in the fund, Anglo Irish reported earnings growth of 31% for its six month interim results ended March 31, 2005. It also reported a strong backlog of new business, up 44%, boding well for future growth. The company remains well positioned for continued strong loan growth within Europe's fastest growing economy, Ireland. Additionally, Anglo Irish continues to take market share in a much larger economy, the United Kingdom, and has recently achieved its strongest growth in its newest market, Boston.

Significant contributions came from two other financial stocks: Legg Mason, Inc. of the United States and Deutsche Boerse AG of Germany, both maintained within the fund's top holdings throughout the year. Legg Mason, with a solid roster of fund managers, consistently exceeded market expectations with strong growth in assets under management. In early summer, company management engineered a transformational deal to swap its brokerage unit for Citigroup's asset management business. Besides vaulting Legg Mason to fifth place among US asset managers, the acquisition gives it a global footprint, access to ten times its former distribution capacity and plenty of revenue and cost synergies. The fund's other key contributor in the financial sector, Deutsche Boerse, rallied when the company backed away from its bid for the London Stock Exchange, raising the likelihood that it would instead return its extra cash to shareholders via dividends and share buybacks. Increased volatility in the world's financial markets meanwhile have generated rising trading volumes and high levels of free cash flow for the company. The stock continues to trade at a lower valuation than similar companies in the US and Europe.

Our stock selection was also strong within energy, the top performing industry during the 12-month period. Performance was helped by our decision in April to sell the fund's position in EOG Resources at a profit and invest the proceeds in Ultra Petroleum Corp., a smaller natural gas producer with a better growth profile. The stock performed very well, more than doubling since purchase and becoming one of the ten largest holdings in the portfolio. Besides strong natural gas prices, part of the stock's gain was due to a decision by the state of Wyoming that enabled the company to double the number of wells it can operate on its properties, thereby increasing production. The second largest contributor within energy was Spinnaker Exploration, which more than doubled when the company was bid for by the Norwegian firm Norsk Hydro. We elected to exit the stock on this news, and it is no longer held in the portfolio. OPTI Canada, Inc., a small-cap we first invested in over a year ago, also contributed strongly to the fund's performance. This developmental stage company will mine oil sands and produce synthetic crude oil in Alberta, Canada. This region is estimated to hold more crude reserves than even Saudi Arabia, and has the advantages of political stability and proximity to the United States, the largest consumer of energy in the world. With rising energy prices making the production of synthetic fuel a more profitable enterprise, the company's future profit outlook improved and the stock rose accordingly.

Stock selection in the strong-performing utilities also was additive to performance. The top contributor was Allegheny Energy, Inc., which rose following management's effective restructuring of both the company's operations and its balance sheet.

Q:  What elements of the fund's positioning detracted from performance?

A:  The fund's sector allocations — which are largely the result of our individual stock selection — detracted from returns slightly. In the first half, allocation was neutral, but in the second half performance was hurt by two factors — an overweight in information technology, which underperformed, and an underweight in energy and industrials, which outperformed. Overall, the strength of our individual stock selection made up for the shortfall caused by these elements of our positioning.

The sector in which we had the largest performance gap versus the benchmark was in telecommunications. While our overweight position in this outperforming sector helped to some extent, it was not enough to offset the negative impact of our stock selection. The fund's position in the Russian cell phone operator Mobile TeleSystems produced a total return of less than 5%, but this hurt relative performance since the return was less than that of the portfolio as a whole. The past year has been a time of transition for this company. While in the past it routinely surprised the market with stronger-than-expected subscriber growth, the Russian market is now more mature. Investors' expectation for Mobile TeleSystems' growth was ratcheted down as a result, causing the stock to underperform. We continue to hold the stock in the portfolio due to its high cash flow generation as the growth slows to more normal levels.

Q:  In the semiannual report, you discussed two underperforming holdings — Harman International Industries, Inc. and The First Marblehead Corp. How did these two stocks perform in the second half of the period?

A:  Harman, the leading manufacturer of automotive infotainment systems, has rebounded strongly. We held on to the stock believing its spring sell-off on market concerns of increasing competition and slowing growth were overdone and that the shares offered reasonable value. The company has since beaten its earnings estimates twice and announced a share buyback; it closed the period nearly 50% above its May low. Unfortunately, First Marblehead — which securitizes and services student loans for large financial institutions — has declined further. News of a decision by one of the company's main clients to move a portion of the business it had outsourced to First Marblehead back in-house and the resignation of the company's CEO contributed to the shares further decline. Despite the bad company specific news, the cost of tuition continues to outpace personal income growth making private student loans the fastest growing area in consumer credit. First Marblehead is well-placed to offer a one-stop shop for large financial institutions wishing to participate in this high growth market. Despite its poor performance, we believe the stock is a good value proposition at these levels given its single digit price/earnings multiple and its position within this rapidly expanding market. We therefore have taken advantage of the stock's lower price to add to the fund's position.

Q:  Have there been any important changes to the fund's overall positioning?

A:  It is important to note that the portfolio's sector and geographic weightings are the result of our decisions regarding individual stocks. The fund's largest overweight versus the benchmark is now in financials. Health care used to be the largest overweight, but we have pared back on this position as the strong performance of a number of individual holdings prompted us to take profits. Another notable change was the shift of consumer discretionary stocks from an overweight to an underweight, reflecting our concern that rising interest rates and high energy prices will crimp the profits of some stocks in the sector. However, the poor relative performance of consumer stocks during the past three months caused us to add to some of our holdings in the sector late in the period, particularly those in the United States.

On a regional basis, we have been finding an increasing number of opportunities in the US market. The fund is still overweight Europe and underweight in United States, but less so than it has been over the past several years. European stocks have outperformed to such an extent that the gap in valuation that existed between the US and European markets has narrowed. We therefore elected to take some profits and redeploy the proceeds elsewhere. Still, we continue to find opportunities in Europe, where less institutional coverage of smaller companies creates an advantage for us to use our global research capabilities to add value via individual stock selection.

Q:  Small-cap stocks are on track to outperform large-caps for the seventh year in a row in 2005. How long can this trend continue?

A:  We continue to believe that while the fundamentals and valuations of the asset class as a whole remain attractive, this long stretch of outperformance certainly raises the risk that small-cap stocks will begin to lag. In fact, small-caps did indeed underperform large-caps during the final three months of the reporting period. Despite this, we wish to remind investors that Global Discovery Fund is not an index product that will necessarily perform in line with the benchmark. In managing the fund, we have the flexibility to invest in a broad range of market caps — from micro to small to mid — in order to find growth or avoid risk. Additionally, we have the ability to seek out the most attractive investments anywhere in the world. This provides us with very fertile ground in which to find the approximately 100 "best ideas" that typically make up the portfolio. As a result, we believe the fund can continue to deliver strong performance for our investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04

Europe	38%	40%
US	37%	36%
Pacific Basin	9%	8%
Japan	7%	7%
United Kingdom	4%	5%
Latin America	2%	2%
Other	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/05	10/31/04

Financials	28%	24%
Consumer Discretionary	17%	21%
Industrials	14%	15%
Information Technology	13%	16%
Health Care	12%	13%
Energy	5%	3%
Materials	4%	3%
Utilities	3%	2%
Consumer Staples	2%	2%
Telecommunication Services	2%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of October 31, 2005 (21.8% of Net Assets)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	4.2%
2. Legg Mason, Inc. Provider of various financial services	United States	2.7%
3. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	2.5%
4. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	2.2%
5. Allegheny Energy, Inc. Provider of electric and gas power	United States	2.1%
6. Deutsche Boerse AG Provider of financial services	Germany	1.8%
7. GTECH Holdings Corp. Provides computerized services to the lottery industry	United States	1.7%
8. THQ, Inc. Developer of interactive entertainment software	United States	1.6%
9. Celgene Corp. Producer of pharmaceuticals	United States	1.5%
10. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 97.1%
Australia 2.7%
Macquarie Bank Ltd.	182,704	8,877,179
QBE Insurance Group Ltd. (a)	304,832	4,071,630
Sigma Co., Ltd.	333,800	3,013,269
(Cost $6,852,448)		15,962,078
Bermuda 0.5%
Orient-Express Hotels Ltd. "A" (Cost $3,059,631)	99,000	2,791,800
Brazil 1.8%
Aracruz Celulose SA "B" (ADR)	144,600	5,538,180
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	140,312	5,442,702
(Cost $7,132,760)		10,980,882
Canada 1.7%
OPTI Canada, Inc.*	124,700	3,871,602
ZENON Environmental, Inc.*	345,400	6,506,773
(Cost $8,248,936)		10,378,375
Denmark 1.0%
GN Store Nord AS (GN Great Nordic) (Cost $4,861,910)	481,700	5,800,242
France 3.7%
Autoroutes du Sud de la France	127,135	7,092,263
Business Objects SA (ADR)* (a)	132,600	4,544,202
Flamel Technologies SA (ADR)* (a)	274,600	4,893,372
JC Decaux SA*	278,113	5,684,334
(Cost $15,682,964)		22,214,171
Germany 11.6%
AWD Holding AG (a)	265,564	7,106,258
Deutsche Boerse AG	115,334	10,851,592
Fresenius Medical Care AG (a)	163,732	14,729,723
Hypo Real Estate Holding AG	184,696	8,926,368
Puma AG	23,602	5,976,031
Rational AG	28,792	3,208,543
Stada Arzneimittel AG (a)	220,650	7,209,893
United Internet AG (a)	180,826	5,842,527
Wincor Nixdorf AG	58,468	5,144,861
(Cost $43,331,646)		68,995,796
Greece 5.3%
Alpha Bank AE	110,500	3,172,235
Coca-Cola Hellenic Bottling Co. SA	228,000	6,210,092
Dryships, Inc.	267,200	4,021,360
Germanos SA	294,900	4,392,783
Piraeus Bank SA	425,800	8,617,383
Titan Cement Co.	143,600	4,908,740
(Cost $25,179,028)		31,322,593
Hong Kong 2.4%
Kingboard Chemical Holdings Ltd.	2,559,700	5,434,174
Midland Realty Holdings Ltd.	5,076,400	2,467,245
Wing Hang Bank Ltd.	985,100	6,704,627
(Cost $10,538,072)		14,606,046
India 0.6%
Mahindra & Mahindra Ltd. (Cost $2,537,464)	456,200	3,596,405
Indonesia 0.4%
PT Indosat Tbk (ADR) (Cost $3,119,946)	106,800	2,573,880
Ireland 6.6%
Anglo Irish Bank Corp., PLC	1,847,256	25,004,707
FBD Holdings PLC	61,700	2,270,095
ICON PLC (ADR)*	67,800	2,727,594
Irish Continental Group PLC	166,455	2,074,675
Paddy Power PLC	177,900	3,006,165
Ryanair Holdings PLC*	472,000	3,963,266
(Cost $12,835,058)		39,046,502
Japan 7.1%
AEON Credit Services Co., Ltd.	74,700	5,869,481
AEON Mall Co., Ltd.	173,000	7,341,726
JAFCO Co., Ltd. (a)	51,100	3,096,700
Matsui Securities Co., Ltd. (a)	351,400	3,938,494
Nidec Corp.	53,300	3,119,650
Park24 Co., Ltd. (a)	238,000	5,617,335
Sumitomo Realty & Development Co., Ltd.	489,000	7,964,158
UFJ Central Leasing Co., Ltd.	95,000	5,232,409
(Cost $30,652,938)		42,179,953
Korea 0.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	160,500	3,216,609
Korea Information Service, Inc.	90,600	1,727,868
(Cost $4,848,965)		4,944,477
Netherlands 3.7%
Chicago Bridge & Iron Co., NV (New York Shares)	289,500	6,455,850
IHC Caland NV	107,131	8,281,230
Vedior NV	553,283	7,389,630
(Cost $14,911,765)		22,126,710
Norway 1.0%
Prosafe ASA	73,800	2,535,465
Tandberg ASA (a)	352,000	3,453,748
(Cost $4,906,760)		5,989,213
Russia 1.0%
Mobile TeleSystems (ADR) (Cost $1,122,847)	158,400	5,859,216
Sweden 1.7%
Brostrom AB "B" (a)	189,900	3,421,492
Eniro AB (a)	457,100	4,995,094
Micronic Laser Systems AB* (a)	153,500	1,685,976
(Cost $7,305,502)		10,102,562
Switzerland 1.2%
Advanced Digital Broadcast Holdings SA (ADB Group)*	56,900	4,016,578
EFG International*	43,300	1,244,243
Micronas Semiconductor Holdings AG (Foreign Registered)*	61,272	2,075,335
(Cost $6,286,505)		7,336,156
Taiwan 1.9%
Compal Electronics, Inc.	2,874,762	2,562,287
Optimax Technology Corp.	1,036,000	1,330,639
Siliconware Precision Industries Co.	6,281,217	5,709,958
Yang Ming Marine Transport	2,867,000	1,637,867
(Cost $12,843,618)		11,240,751
Thailand 0.6%
Bangkok Bank PCL (Foreign Registered) (Cost $3,539,101)	1,418,300	3,588,340
United Kingdom 3.9%
Aegis Group PLC	1,348,133	2,970,929
ARM Holdings PLC	1,668,658	3,212,550
Group 4 Securicor PLC (a)	1,033,460	2,755,559
John Wood Group PLC	733,978	2,510,924
Misys PLC	803,476	2,919,740
Taylor Nelson Sofres PLC	1,315,077	4,840,089
Viridian Group PLC	301,037	4,151,343
(Cost $27,922,072)		23,361,134
United States 35.9%
Advance Auto Parts, Inc.*	202,500	7,593,750
Advanced Medical Optics, Inc.*	117,200	4,181,696
Aeropostale, Inc.*	236,600	4,623,164
Allegheny Energy, Inc.* (a)	451,100	12,748,086
AMERIGROUP Corp.*	185,600	3,103,232
Caribou Coffee Co., Inc.* (a)	115,400	1,130,920
Carter's, Inc.*	99,100	6,258,165
Celgene Corp.*	160,100	8,981,610
Diamond Foods, Inc.*	181,800	2,961,522
Dresser-Rand Group, Inc.*	168,700	3,660,790
Euronet Worldwide, Inc.*	229,000	6,434,900
Fiserv, Inc.*	140,614	6,142,020
Foundation Coal Holdings, Inc.	127,700	4,788,750
FTI Consulting, Inc.*	196,350	5,374,099
Gentex Corp. (a)	233,300	4,390,706
GTECH Holdings Corp.	316,600	10,080,544
Harman International Industries, Inc.	62,100	6,201,306
Harris Interactive, Inc.*	357,000	1,488,690
Invitrogen Corp.*	88,000	5,595,920
Joy Global, Inc.	117,000	5,366,790
Kenneth Cole Productions, Inc. "A"	98,300	2,457,500
Lam Research Corp.*	108,600	3,664,164
LECG Corp.*	141,800	3,132,362
Legg Mason, Inc.	147,065	15,781,545
Mercury Interactive Corp.* (a)	111,000	3,861,690
NeuStar, Inc. "A"*	113,400	3,470,040
New York & Co., Inc.*	299,600	4,044,600
NxStage Medical, Inc.*	187,200	2,124,720
P.F. Chang's China Bistro, Inc.* (a)	133,600	6,110,864
Prospect Partners LP	3	74,286
Rowan Companies, Inc.	100,300	3,308,897
Symbol Technologies, Inc.	269,875	2,239,963
Telik, Inc.*	241,900	3,613,986
The First Marblehead Corp.	224,800	6,651,832
Thoratec Corp.* (a)	269,100	5,322,798
THQ, Inc.*	412,050	9,551,319
Ultra Petroleum Corp.*	251,800	13,216,982
Waters Corp.*	146,100	5,288,820
Zions Bancorp.	118,100	8,676,807
(Cost $159,444,297)		213,699,835
Total Common Stocks (Cost $417,164,233)		578,697,117

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $2,059)	222,670	56,012

Securities Lending Collateral 12.2%
Scudder Daily Assets Fund Institutional, 3.89% (b) (c) (Cost $72,862,934)	72,862,934	72,862,934

Cash Equivalents 2.5%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $14,679,909)	14,679,909	14,679,909
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $504,709,135)+	111.8	666,295,972
Other Assets and Liabilities, Net	(11.8)	(70,267,304)
Net Assets	100.0	596,028,668

+ The cost for federal income tax purposes was $511,586,523. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $154,709,449. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $189,816,527 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,107,078.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $70,815,203, which is 11.9% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $417,166,292) — including $70,815,203 of securities loaned	$ 578,753,129
Investment in Scudder Daily Assets Fund Institutional (cost $72,862,934)*	72,862,934
Investment in Scudder Cash Management QP Trust (cost $14,679,909)	14,679,909
Total investments in securities, at value (cost $504,709,135)	666,295,972
Cash	9,595
Foreign currency, at value (cost $801,919)	781,689
Receivable for investments sold	9,312,961
Dividends receivable	117,514
Interest receivable	64,878
Receivable for Fund shares sold	838,412
Foreign taxes recoverable	9,604
Due from Advisor	5,713
Other assets	26,574
Total assets	677,462,912
Liabilities
Payable for investments purchased	7,194,708
Payable for Fund shares redeemed	372,501
Payable upon return of securities loaned	72,862,934
Accrued management fee	561,364
Other accrued expenses and payables	442,737
Total liabilities	81,434,244
Net assets, at value	$ 596,028,668
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(2,272,885)
Net unrealized appreciation (depreciation) on: Investments	161,586,837
Foreign currency related transactions	(17,736)
Accumulated net realized gain (loss)	26,245,755
Paid-in capital	410,486,697
Net assets, at value	$ 596,028,668

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($155,170,307 ÷ 4,256,097 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 36.46
Maximum offering price per share (100 ÷ 94.25 of $36.46)	$ 38.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($40,162,402 ÷ 1,175,402 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 34.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,397,266 ÷ 740,457 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 34.30
Class AARP Net Asset Value, offering and redemption price(a) per share ($8,660,338 ÷ 232,337, shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 37.27
Class S Net Asset Value, offering and redemption price(a) per share ($366,638,355 ÷ 9,830,182 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 37.30

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $667,703)	$ 7,824,631
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	512,355
Interest — Scudder Cash Management QP Trust	462,642
Total Income	8,799,628
Expenses: Management fee	6,443,596
Services to shareholders	1,510,238
Custodian and accounting fees	560,496
Distribution service fees	1,046,919
Auditing	86,744
Legal	15,601
Directors' fees and expenses	17,145
Reports to shareholders	80,033
Registration fees	59,035
Other	43,206
Total expenses, before expense reductions	9,863,013
Expense reductions	(308,100)
Total expenses, after expense reductions	9,554,913
Net investment income (loss)	(755,285)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	85,037,643
Foreign currency related transactions	(139,950)
84,897,693
Net unrealized appreciation (depreciation) during the period on: Investments	25,605,166
Foreign currency related transactions	(22,120)
25,583,046
Net gain (loss) on investment transactions	110,480,739
Net increase (decrease) in net assets resulting from operations	$ 109,725,454

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ (755,285)	$ (1,238,827)
Net realized gain (loss) on investment transactions	84,897,693	44,831,804
Net unrealized appreciation (depreciation) during the period on investment transactions	25,583,046	28,754,113
Net increase (decrease) in net assets resulting from operations	109,725,454	72,347,090
Distributions to shareholders from: Net investment income:
Class AARP	(5,425)	—
Class S	(322,622)	—
Fund share transactions: Proceeds from shares sold	139,614,212	169,046,705
Reinvestment of distributions	292,287	—
Cost of shares redeemed	(154,242,927)	(204,198,225)
Redemption fees	7,682	—
Net increase (decrease) in net assets from Fund share transactions	(14,328,746)	(35,151,520)
Increase (decrease) in net assets	95,068,661	37,195,570
Net assets at beginning of period	500,960,007	463,764,437
Net assets at end of period (including accumulated distributions in excess of net investment income and accumulated net investment loss of $2,272,885 and $1,085,516, respectively)	$ 596,028,668	$ 500,960,007

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 29.93	$ 25.80	$ 17.77	$ 21.15	$ 34.70
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.08)	(.09)	(.13)	(.20)
Net realized and unrealized gain (loss) on investment transactions	6.61	4.21	8.12	(3.25)	(10.94)
Total from investment operations	6.53	4.13	8.03	(3.38)	(11.14)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.41)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 36.46	$ 29.93	$ 25.80	$ 17.77	$ 21.15
Total Return (%)[b]	21.82[c]	16.01[c]	45.19	(15.98)	(34.16)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	120	102	71	100
Ratio of expenses before expense reductions (%)	1.83	1.84	1.72	1.75	2.10[d]
Ratio of expenses after expense reductions (%)	1.74	1.74	1.72	1.75	1.89[d]
Ratio of net investment income (loss) (%)	(.24)	(.31)	(.41)	(.62)	(.74)
Portfolio turnover rate (%)	31	26	35	49	59

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.

* Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 28.27	$ 24.55	$ 17.06	$ 20.46	$ 33.93
Income (loss) from investment operations: Net investment income (loss)[a]	(.29)	(.28)	(.23)	(.28)	(.43)
Net realized and unrealized gain (loss) on investment transactions	6.19	4.00	7.72	(3.12)	(10.63)
Total from investment operations	5.90	3.72	7.49	(3.40)	(11.06)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.41)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 34.17	$ 28.27	$ 24.55	$ 17.06	$ 20.46
Total Return (%)[b]	20.87[c]	15.15[c]	43.90	(16.62)	(34.74)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	43	50	42	60
Ratio of expenses before expense reductions (%)	2.79	2.67	2.55	2.55	2.82[d]
Ratio of expenses after expense reductions (%)	2.50	2.50	2.55	2.55	2.78[d]
Ratio of net investment income (loss) (%)	(1.00)	(1.07)	(1.24)	(1.42)	(1.63)
Portfolio turnover rate (%)	31	26	35	49	59

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.

* Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 28.38	$ 24.64	$ 17.11	$ 20.52	$ 34.00
Income (loss) from investment operations: Net investment income (loss)[a]	(.30)	(.28)	(.23)	(.28)	(.40)
Net realized and unrealized gain (loss) on investment transactions	6.22	4.02	7.76	(3.13)	(10.67)
Total from investment operations	5.92	3.74	7.53	(3.41)	(11.07)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.41)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 34.30	$ 28.38	$ 24.64	$ 17.11	$ 20.52
Total Return (%)[b]	20.86[c]	15.18[c]	44.01	(16.62)	(34.69)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	23	22	16	20
Ratio of expenses before expense reductions (%)	2.64	2.62	2.52	2.53	2.82[d]
Ratio of expenses after expense reductions (%)	2.50	2.49	2.52	2.53	2.68[d]
Ratio of net investment income (loss) (%)	(1.00)	(1.06)	(1.21)	(1.40)	(1.55)
Portfolio turnover rate (%)	31	26	35	49	59

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.

* Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 30.56	$ 26.27	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	6.75	4.31	8.27	(3.30)	(7.00)
Total from investment operations	6.74	4.29	8.22	(3.37)	(7.02)
Less distributions from: Net investment income	(.03)	—	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 37.27	$ 30.56	$ 26.27	$ 18.05	$ 21.42
Total Return (%)	22.11[c]	16.33[c]	45.54[c]	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	5	2.390		.335
Ratio of expenses before expense reductions (%)	1.59	1.58	1.48	1.48	1.48*
Ratio of expenses after expense reductions (%)	1.50	1.47	1.47	1.48	1.48*
Ratio of net investment income (loss) (%)	.00***	(.04)	(.16)	(.35)	(.09)*
Portfolio turnover rate (%)	31	26	35	49	59

[a] For the period from March 1, 2001 (commencement of operations of Class AARP shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005 and .005%.

Class S
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 30.55	$ 26.26	$ 18.05	$ 21.42	$ 35.01
Income (loss) from investment operations: Net investment income (loss)[a]	.02	(.02)	(.04)	(.08)	(.11)
Net realized and unrealized gain (loss) on investment transactions	6.76	4.31	8.25	(3.29)	(11.06)
Total from investment operations	6.78	4.29	8.21	(3.37)	(11.17)
Less distributions from: Net investment income	(.03)	—	—	—	(.01)
Net realized gains on investment transactions	—	—	—	—	(2.41)
Total distributions	(.03)	—	—	—	(2.42)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 37.30	$ 30.55	$ 26.26	$ 18.05	$ 21.42
Total Return (%)	22.25	16.34[b]	45.48	(15.73)	(33.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	367	309	289	234	328
Ratio of expenses before expense reductions (%)	1.42	1.48	1.48	1.48	1.51
Ratio of expenses after expense reductions (%)	1.42	1.48	1.48	1.48	1.51
Ratio of net investment income (loss) (%)	.08	(.05)	(.17)	(.35)	(.37)
Portfolio turnover rate (%)	31	26	35	49	59
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,875,676
Undistributed net long-term capital gains	$ 27,000,463
Net unrealized appreciation (depreciation) on investments	$ 154,709,449

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 328,047	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $174,695,457 and $199,403,459, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 457,305	$ 132,587	$ 18,101
Class B	217,752	124,972	—
Class C	93,182	36,630	2,679
Class AARP	21,693	5,841	—
Class S	439,932	—	74,475
	$ 1,229,864	$ 300,030	$ 95,255

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $295,811, of which $37,399 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 329,258	$ 24,629
Class C	190,913	15,686
	$ 520,171	$ 40,315

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 356,486	$ 30,398.23%
Class B	107,790	8,084.25%
Class C	62,472	4,866.25%
	$ 526,748	$ 43,348

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005, aggregated $26,136.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $103,959 and $1,900, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $3,119.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $18,120, of which $6,000 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $8,070, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share  in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,228,317	$ 77,148,015	1,654,654	$ 46,603,038
Class B	224,597	7,363,415	303,282	8,080,719
Class C	209,067	6,918,948	238,236	6,375,353
Class AARP	142,324	5,050,683	194,323	5,594,974
Class S	1,215,321	43,133,151	3,658,318	102,392,621
		$ 139,614,212		$ 169,046,705
Shares issued to shareholders in reinvestment of distributions
Class AARP	145	4,988	—	$ —
Class S	8,383	287,299	—	—
		$ 292,287		$ —
Shares redeemed
Class A	(1,994,320)	$ (69,680,819)	(1,571,247)	$ (44,153,159)
Class B	(585,072)	(19,146,563)	(798,086)	(21,293,409)
Class C	(291,775)	(9,613,527)	(312,489)	(8,361,398)
Class AARP	(66,079)	(2,322,494)	(101,227)	(2,915,854)
Class S	(1,508,029)	(53,479,524)	(4,530,381)	(127,474,405)
		$ (154,242,927)		$ (204,198,225)
Redemption fees		$ 7,682		$ —
Net increase (decrease)
Class A	233,997	$ 7,469,866	83,407	$ 2,449,879
Class B	(360,475)	(11,783,134)	(494,804)	(13,212,690)
Class C	(82,708)	(2,694,026)	(74,253)	(1,986,045)
Class AARP	76,390	2,733,582	93,096	2,679,120
Class S	(284,325)	(10,055,034)	(872,063)	(25,081,784)
		$ (14,328,746)		$ (35,151,520)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and to the  Shareholders of Scudder Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Discovery Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $29,700,500 as capital gain dividends for its year ended October 31, 2005, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $667,703 and earned $2,744,385 of foreign source income during the year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended October 31, 2005.

For federal income tax purposes, the Fund designates $8,533,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board noted that the Fund's management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund's management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Fund, relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the five-year period ended June 30, 2005, but outperformed for the one- and three-year periods. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	378947-600	378947-709	378947-808
Fund Number	083	283	383

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGDPX	SGSCX
Fund Number	210	010
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Global/International Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER GLOBAL DISCOVERY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

   Services that the Fund's Independent Registered Public
             Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005             $77,500            $225              $0                $0
--------------------------------------------------------------------------------
2004             $76,500            $185            $9,400              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
            Accounting Firm Billed to the Adviser and Affiliated Fund
                                Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                 $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                 $453,907                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005              $0           $197,605             $104,635        $302,240
--------------------------------------------------------------------------------
2004            $9,400            $0               $1,153,767      $1,163,167
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Discovery Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006